The Gabelli Global Small and Mid Cap Value Trust

Exhibit 99.(b)

Certification Pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act

I, John C. Ball, Principal Executive Officer of The Gabelli Global Small and Mid Cap Value Trust (the “Registrant”), certify that:

1.	The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:	March 9, 2023	/s/ John C. Ball
John C. Ball, Principal Executive Officer

I, John C. Ball, Principal Financial Officer and Treasurer of The Gabelli Global Small and Mid Cap Value Trust (the “Registrant”), certify that:

1.	The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:	March 9, 2023	/s/ John C. Ball
John C. Ball, Principal Financial Officer and Treasurer